Exhibit 99.4

AgileThought, a Global Provider of Digital Transformation Services, Announces Completion of Business Combination with LIV Capital Acquisition Corp.

August 23, 2021

AgileThought to Trade on Nasdaq Under Ticker Symbol “AGIL”

Irving, Texas—(BUSINESS WIRE) — LIV Capital Acquisition Corp. (“LIVK” or the “Company”) (NASDAQ: LIVK), a special purpose acquisition company, and AgileThought, Inc. (“AgileThought”), a global provider of digital transformation services, custom software development, and next-generation technologies, today announced the completion of their previously announced business combination.

The combined company will operate as AgileThought, Inc. Its Class A common stock and public warrants are expected to commence trading tomorrow on the Nasdaq Capital Market under the new ticker symbols “AGIL” and “AGILW.”

AgileThought successfully closed an equity capitalization of $91.5 million through the business combination today to become a public, next-gen digital transformation company, with a market capitalization of approximately $420m with a total of approximately 42 million outstanding shares at $10 per share. The equity contributed is comprised of:

(a) $53.3 million in gross cash proceeds from the business combination with LIVK and the closing of a PIPE transaction involving the concurrent private placement of Class A common stock.

(b) $38.1 million through the conversion into Class A common stock of the outstanding mezzanine second lien credit facility. The conversion was exercised by existing shareholders, Nexxus Capital investment vehicle and an investment vehicle managed by Credit Suisse Asset Management Mexico, whose representatives are committed to provide support to AgileThought as directors on the board of directors.

As a result of the business combination, existing AgileThought shareholders own 87.2% of the combined equity of the company, with the remaining 12.8% being held by shareholders of LIVK prior to the business combination and PIPE investors.

AgileThought intends to use the proceeds from the transactions, net of transaction related expenses, for repayment of AgileThought’s first-lien credit facility and cash to the balance sheet to be used for general corporate purposes.

“We are incredibly proud of what our team has achieved, and this milestone is just the beginning of the exciting journey ahead as a public company. We are also grateful to our financial partners, Nexxus Capital, LIV Capital and Credit Suisse Asset Management Mexico for their support throughout this process. We look forward to working together to drive shareholder value as we execute on our growth strategy. Today we enter a new stage after more than 20 years of hard work to change the way people and organizations approach digital transformation fundamentally,” said Manuel Senderos, Chairman, and CEO of AgileThought.

LIVK’s shareholders approved the business combination at a general meeting on August 18, 2021. AgileThought’s management team will continue to lead the combined company following the Transaction. Manuel Senderos will serve as Chairman and CEO of the combined company, and Alex Rossi, the former Chairman and CEO of LIVK, has been appointed a director of the combined company’s Board of Directors.

“AgileThought is at the forefront of the digital transformation services market in the U.S. We look forward to continuing to work with the company’s leadership team to capitalize on this tremendous opportunity and reinforce AgileThought’s leadership position in this rapidly evolving industry,” said Alex Rossi.

Advisors:

EarlyBirdCapital, Inc. acted as financial and capital markets advisor to LIVK. Davis Polk & Wardwell LLP served as legal counsel to LIVK.

William Blair served as capital markets advisor to AgileThought. Cooley LLP served as legal counsel to AgileThought.

About AgileThought, Inc.

AgileThought is a leading pure-play provider of agile-first software at scale, end-to-end digital transformation, and consulting services to Fortune 1000 customers with diversity across end-markets and industry verticals. For over 20 years, Fortune 1000 companies have trusted AgileThought to solve their digital challenges and optimize mission-critical systems to drive business value. AgileThought’s solution architects, developers, data scientists, engineers, transformation consultants, automation specialists, and other experts located across the United States and Latin America deliver next-generation software solutions that accelerate the transition to digital platforms across business processes. For more information, visit https://agilethought.com/.

About LIV Capital Acquisition Corp.

LIVK was a blank check company formed in 2019 to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities.

LIVK was sponsored by LIV Capital, a private equity firm founded in 2000 in order to make equity investments in high- growth businesses in Mexico or with a significant presence in that country. LIV Capital has a deep history of successfully realizing returns on equity investments in a range of Mexican sectors and companies and investing in various phases of growth and maturity. Throughout its more than twenty years, LIV Capital has raised and managed six investment funds. Alexander R. Rossi, Humberto Zesati, and Miguel Ángel Dávila have substantial experience and expertise in the Mexican corporate market where they have served as investors, operators, administrators and advisors.

About Nexxus Capital:

Founded in 1995, Nexxus is a regional firm focused on private equity and mezzanine debt for middle market companies in LATAM, US, and Spain. Nexxus has raised and managed several funds with capital commitments in excess of US$1.6 billion.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. AgileThought’s actual results may differ from its expectations, estimates, and projections, and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, AgileThought’s expectations with respect to stockholder value, future growth, ability to drive changes in approaches to digital transformation, the opportunities presented in AgileThought’s markets, and AgileThought’s leadership position in its markets. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside AgileThought’s control and are difficult to predict. These forward-looking statements are subject to a number of risks and uncertainties, including AgileThought’s ability to retain and expand clients’ use of AgileThought’s services and attract new clients and market adoption of AgileThought’s services; AgileThought’s ability to source and retain talent; AgileThought’s ability to execute on its business model and risks related to its growth strategies; market, financial, political and legal conditions, including in the international markets in which AgileThought operates; the impact of the COVID-19 pandemic on AgileThought’s business and the global economy; the effects of competition on AgileThought’s future business; and those factors discussed in LIVK’s definitive proxy statement relating to the business combination filed with the Securities and Exchange Commission (“SEC”) on July 29, 2021, under the heading “Risk Factors.” AgileThought cautions that the foregoing list of factors is not exclusive.

AgileThought Investor Relations Contact:

Olga Shinkaruk

Vice President, Investor Relations

+9725011441

investorrelations@agilethought.com

LIV Capital Contact:

Alexander R. Rossi

Chairman and CEO LIV Capital Acquisition Corp.

arossi@livcapital.mx

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